FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “First Amendment”) is entered into as of December [*], 2022 by and between Sierra Bancorp, a California corporation (“Bancorp”), Bank of the Sierra, a California banking corporation (“Bank”), and Michael W. Olague (“Executive”) on the following terms and conditions.

WHEREAS, the Bank and Bancorp entered into an Employment Agreement with Executive (the “Agreement”) effective January 1, 2019; and

WHEREAS, Executive, the Bank and Bancorp have agreed to amend the Agreement to provide for certain revised terms in connection with Executive’s Change in Control benefits.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Bank and Bancorp and the Executive hereto agree as follows:

1.	Paragraph 9(d)(i)(A) of the Agreement is amended and restated in its entirety to read as follows:

a cash payment in an amount equal to two (2) times Executive’s then current Base Salary and maximum eligible bonus compensation under paragraph 8(b), less applicable withholding deductions, payable in lump sum promptly after sixty (60) days following such termination, but in no event later than March 15 following the end of the calendar year that includes such termination; and

2.	Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Agreement.

3.	This First Amendment may be entered into in one or more counterparts, all of which shall be considered one and the same instrument, and it shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

4.	Except as expressly modified herein, the terms of the Agreement remain unchanged and in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EXECUTIVE

Michael W. Olague

SIERRA BANCORP

A California corporation

By:

Name:Kevin J. McPhaill

Title:President & CEO

BANK OF THE SIERRA

A California banking corporation

By:

Name:Kevin J. McPhaill

Title:President & CEO